[logo]  MFS(SM)                                                   Annual Report
INVESTMENT MANAGEMENT                                            for Year Ended
                                                              December 31, 1997

-------------------------------------------------------------------------------
MFS(R) WORLD GOVERNMENTS SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
-------------------------------------------------------------------------------

                               [graphic omitted]

MFS(R) WORLD GOVERNMENTS SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Nelson J. Darling, Jr.                              Massachusetts Financial Services Company
Trustee, Eastern Enterprises                        500 Boylston Street
(diversified holding company)                       Boston, MA 02116-3741

William R. Gutow                                    DISTRIBUTOR
Vice Chairman,                                      MFS Fund Distributors, Inc.
Capitol Entertainment Management Company            500 Boylston Street
(Blockbuster Video franchise)                       Boston, MA 02116-3741

PORTFOLIO MANAGER                                   INVESTOR SERVICE
Stephen C. Bryant*                                  MFS Service Center, Inc.
                                                    P.O. Box 2281
TREASURER                                           Boston, MA 02107-9906
W. Thomas London*
                                                    For additional information,
ASSISTANT TREASURERS                                contact your financial adviser.
Mark E. Bradley*
Ellen Moynihan*                                     CUSTODIAN
James O. Yost*                                      State Street Bank and Trust Company

SECRETARY                                           AUDITORS
Stephen E. Cavan*                                   Deloitte & Touche LLP

ASSISTANT SECRETARY                                 WORLD WIDE WEB
James R. Bordewick, Jr.*                            www.mfs.com

[Dalbar    For the fourth year in a row, MFS earned a #1 ranking in the DALBAR,
Logo] Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board (Fed) activity.

Internationally, the second half of 1997 brought turmoil to the world's investment markets as concerns about Asia mounted and as liquidity, which has been high for the past few years, began to dry up. While markets in Europe, the United States, and even Latin America performed reasonably well, the cumulative effect of large current-account deficits, followed by the collapse of several large financial institutions and corporations, created a situation in Asia that could remain unstable for some time. Although the Asian crisis affected other emerging markets, valuations in several of them have become more attractive, and we believe the long-term case for emerging markets remains intact. In Europe, the uncertainty over economic union appears to have diminished somewhat. Growth has begun accelerating on the continent and may exceed U.S. growth in 1998.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
President, MFS Investment Management

January 12, 1998

MFS WORLD GOVERNMENTS SERIES

The second half of 1997 was kinder than was the first half to global bond markets. Bond markets rallied to new yield lows, and the dollar finally gave up some ground against European currencies. For the year ended December 31, 1997, the Series provided a total return of -1.13% (including the reinvestment of distributions). This compares to a 0.24% return for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

The dominant event for world bond markets in 1997 occurred late in October with the economic crisis in Southeast Asia. The sudden collapse in places such as Thailand, South Korea, and Hong Kong resulted in severe devaluations of their currency, bond, and stock markets. One of the more noticeable global effects during this period has been stronger bond markets in most developed countries, especially in the United States, as capital has sought a flight to quality in both the U.S. currency and bond markets.

By the end of 1997, all bond markets in the Salomon Index had registered positive returns in local currency terms. The better performers were the United Kingdom, Italy, Australia, and Ireland, all of which helped the portfolio's performance. The laggards were primarily the core European countries, such as Germany, the Netherlands, and France. Looking forward specifically to the European countries, we see little opportunity for further yield convergence prior to European monetary union and, therefore, the higher yielders that have performed so well over the past 18 months should begin to perform more in line with Germany.

During the year, the portfolio's nominal returns were significantly helped by the strong bond markets. However, weaker currencies in Europe and Japan, relative to the U.S. dollar, detracted from these positive returns. Relative to the Salomon Index, the portfolio benefited by being overweighted in the better-performing markets such as Italy and Australia.

The Asian crisis has created concern that global growth will slow sharply in 1998 and has reinforced the market's confidence that inflation will remain low, if not decline. There is little doubt that the recovery process in Asia will be slow and painful, but the magnitude of its impact on the rest of the world remains to be seen. We believe slower global growth and lower inflation will support core markets such as the United States and Germany and provide the opportunity for further price appreciation if the downturn is more severe than the market currently believes. Since most developed bond markets have done so well over the last seven months, further sustainable downward pressure on interest rates will now have to come through monetary stimulus from one or all three of the primary central banks (the United States, Germany, and Japan), which we feel will not occur in the near future.

Regarding the foreign exchange markets, over the long term we remain constructive on the U.S. dollar versus both the Japanese yen and the German mark. The U.S. currency should continue to be supported by higher interest rates and a stronger economy than either Japan's or Germany's. In addition, we would look for the Australian dollar, and especially the Canadian dollar, to rebound from their low 1997 levels.

Respectfully,

/s/ Stephen C. Bryant

Stephen C. Bryant
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Stephen C. Bryant joined MFS in 1987 as an Assistant Vice President -- Investments in the Fixed Income Department and was named Vice President -- Investments in 1989 and Senior Vice President in 1993. A graduate of Wesleyan University, he has managed MFS World Governments Series since 1994.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek not only preservation but also growth of capital, together with moderate current income.

Commencement of investment operations: June 14, 1994

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS World Governments Series - VIT shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from July 1, 1994, through December 31, 1997)

            MFS World       J.P. Morgan      Consumer     Salomon Brothers
           Governments   Global Government Price Index    World Government
          Series - VIT      Bond Index        - U.S.        Bond Index
--------------------------------------------------------------------------
 7/94        $10,000         $10,000         $10,000        $10,000
12/94         10,100          10,200          10,100         10,200
12/95         11,500          12,100          10,400         12,100
12/96         12,000          12,700          10,700         12,500
12/97         11,833          12,838          10,946         12,571


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997

                                                     1 Year    Life of Series*
------------------------------------------------------------------------------
MFS World Governments Series                         -1.13%            +4.92%
------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index**       +0.24%            +7.08%
------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index#+           +1.40%            +7.54%
------------------------------------------------------------------------------
Consumer Price Index**+                              +2.15%            +2.68%
------------------------------------------------------------------------------
  * For the period from the commencement of the Series' investment operations, June 14, 1994, through December 31, 1997.
 ** Source: CDA/Wiesenberger.
  # Source: AIM.
  + The J.P. Morgan Global Government Bond Index is an unmanaged aggregate of actively traded government bonds issued by 13 countries (including the United States) with remaining maturities of at least one year.
(+) The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.

PORTFOLIO OF INVESTMENTS - December 31, 1997

Bonds - 93.1%
----------------------------------------------------------------------------------------------------
                                                                 Principal Amount
Issuer                                                              (000 Omitted)            Value
----------------------------------------------------------------------------------------------------
Foreign Bonds - 42.0%
  Germany - 13.4%
    Federal Republic of Germany, 6.25s, 2006                    DEM         5,485        $ 3,238,500
    Treuhandanstalt, 6s, 2003                                               3,169          1,848,143
                                                                                         -----------
                                                                                         $ 5,086,643
----------------------------------------------------------------------------------------------------
  Italy - 5.4%
    Republic of Italy, 8.5s, 2004                               ITL     1,900,000        $ 1,242,014
    Republic of Italy, 9.5s, 1999                                       1,395,000            823,977
                                                                                         -----------
                                                                                         $ 2,065,991
----------------------------------------------------------------------------------------------------
  Japan - 11.2%
    International Bank for Reconstruction and Development,
      4.5s, 2003                                                JPY       322,000        $ 2,869,430
    Japan Development Bank, 2.875s, 2006                                  170,000          1,410,349
                                                                                         -----------
                                                                                         $ 4,279,779
----------------------------------------------------------------------------------------------------
  Spain - 2.8%
    Government of Spain, 7.35s, 2007                            ESP       144,750        $ 1,068,733
----------------------------------------------------------------------------------------------------
  Sweden - 1.8%
    Kingdom of Sweden, 6s, 2005                                 SEK         5,400        $   685,725
----------------------------------------------------------------------------------------------------
  United Kingdom - 7.4%
    U.K. Treasury Stock, 7.75s, 2006                            GBP           610        $ 1,093,133
    U.K. Treasury Stock, 10s, 2003                                            900          1,722,006
                                                                                         -----------
                                                                                         $ 2,815,139
----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                      $16,002,010
----------------------------------------------------------------------------------------------------
U.S. Bonds - 51.1%
    Federal National Mortgage Assn., 2.125s, 2007               JPY       360,000        $ 2,818,053
    U.S. Treasury Notes, 5.75s, 2003                              $         6,005          6,008,723
    U.S. Treasury Notes, 6.5s, 2005                                         6,918          7,212,015
    U.S. Treasury Notes, 6.625s, 2002                                       3,300          3,408,273
----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                         $19,447,064
----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $35,553,126)                                               $35,449,074
----------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.5%
----------------------------------------------------------------------------------------------------
    Ford Motor Credit Corp., due 1/02/98, at Amortized
      Cost and Value                                              $         1,700        $ 1,699,681
----------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued
Call Options Purchased - 0.4%
----------------------------------------------------------------------------------------------------
                                                                 Principal Amount
                                                                     of Contracts
Issuer/Expiration Month/Strike Price                                (000 Omitted)        Value
----------------------------------------------------------------------------------------------------
    Japanese Yen/April/130                                                901,414        $   158,649
----------------------------------------------------------------------------------------------------
    Australian Dollars/December/0.71                                        2,198        $     6,718
----------------------------------------------------------------------------------------------------
Total Call Options Purchased (Identified Cost, $144,876)                                 $   165,367
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $37,397,683)                                         $37,314,122

Call Options Written - (0.1)%
----------------------------------------------------------------------------------------------------
Issuer/Expiration Month/Strike Price
----------------------------------------------------------------------------------------------------
    Japanese Yen/May/119 (Premiums Received, $70,389)                     446,022       $   (36,128)
----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 2.1%                                                        780,473
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $38,058,467
----------------------------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD  =  Australian Dollars           GRD  =  Greek Drachma
CAD  =  Canadian Dollars             ITL  =  Italian Lire
CHF  =  Swiss Francs                 JPY  =  Japanese Yen
DEM  =  Deutsche Marks               NLG  =  Dutch Guilder
ESP  =  Spanish Pesetas              SEK  =  Swedish Kronor
GBP  =  British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
December 31, 1997
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $37,397,683)           $37,314,122
  Cash                                                                46,574
  Net receivable for forward foreign currency exchange
    contracts to sell                                                234,294
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting agreement          261,194
  Receivable for Series shares sold                                  305,522
  Receivable for investments sold                                  1,780,266
  Interest receivable                                                677,731
  Deferred organization expenses                                       2,168
  Other assets                                                           229
  Receivable from investment adviser                                   6,781
                                                                 -----------
      Total assets                                               $40,628,881
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $   148,324
  Payable for investments purchased                                1,885,651
  Net payable for forward foreign currency exchange contracts
    to purchase                                                      497,104
  Written options outstanding, at value (premiums received,
    $70,389)                                                          36,128
  Payable to affiliates -
    Management fee                                                       774
  Accrued expenses and other liabilities                               2,433
                                                                 -----------
      Total liabilities                                          $ 2,570,414
                                                                 -----------
Net assets                                                       $38,058,467
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $37,806,443
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (61,995)
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                               (238,099)
  Accumulated undistributed net investment income                    552,118
                                                                 -----------
      Total                                                      $38,058,467
                                                                 ===========
Shares of beneficial interest outstanding                         3,727,865
                                                                  =========

Net asset value per share
  (net assets of $38,058,467 / 3,727,865 shares of beneficial
  interest outstanding)                                            $10.21
                                                                   ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 2,302,916
                                                                   -----------

  Expenses -
    Management fee                                                 $   247,419
    Trustees' compensation                                               2,033
    Shareholder servicing agent fee                                     12,525
    Administrative fee                                                   4,447
    Custodian fee                                                       33,227
    Printing                                                            26,736
    Audit fees                                                          52,781
    Amortization of organization expenses                                1,505
    Miscellaneous                                                        1,396
                                                                   -----------
      Total expenses                                               $   382,069
    Fees paid indirectly                                                (1,410)
    Reduction of expenses by investment adviser                        (50,767)
                                                                   -----------
      Net expenses                                                 $   329,892
                                                                   -----------
        Net investment income                                      $ 1,973,024
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(1,410,578)
    Written options transactions                                      (103,628)
    Foreign currency transactions                                     (530,918)
                                                                   -----------
        Net realized loss on investments and foreign currency
          transactions                                             $(2,045,124)
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  (450,147)
    Written options                                                    239,856
    Translation of assets and liabilities in foreign currencies        375,383
                                                                   -----------
        Net unrealized gain on investments and foreign currency
          translation                                               $  165,092
                                                                   -----------
          Net realized and unrealized (loss) on investments
            and foreign currency                                   $(1,880,032)
                                                                   -----------
            Increase in net assets from operations                 $    92,992
                                                                   ===========

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                                  Year Ended December 31,
                                                            -----------------------------------
                                                               1997                    1996
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $ 1,973,024             $   986,964
  Net realized gain (loss) on investments and
    foreign currency transactions                            (2,045,124)                107,096
  Net unrealized gain (loss) on investments and
    foreign currency translation                                165,092                (132,892)
                                                            -----------             -----------
      Increase (decrease) in net assets from operations     $    92,992             $   961,168
                                                            -----------             -----------
Distributions declared to shareholders -
  From net investment income                                $  (490,069)            $     --
  From net realized gain (loss) on investments
    and foreign currency transactions                          (221,999)                  --
  In excess of net realized gain on investments
    and foreign
    currency transactions                                           (84)                  --
                                                            -----------             -----------
      Total distributions declared to shareholders          $  (712,152)            $     --
                                                            -----------             -----------
  Net increase in net assets from Series share
    transactions                                            $12,654,674             $17,638,144
                                                            -----------             -----------
      Total increase in net assets                          $12,035,514             $18,599,312
Net assets:
  At beginning of year                                       26,022,953               7,423,641
                                                            -----------             -----------
  At end of year (including accumulated undistributed net
    investment income of $552,118 and $876,272,
    respectively)                                           $38,058,467             $26,022,953
                                                            ===========             ===========

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                          Year Ended December 31,                                 Period Ended
                                     -----------------------------------------------------------------             December 31,
                                               1997                   1996                   1995                       1994***
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $10.58                 $10.17                 $ 9.82                 $10.00
                                            ------                 ------                 ------                 ------

Income from investment operations# -
  Net investment income(S)                  $ 0.61                 $ 0.60                 $ 0.63                 $ 0.17
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions            (0.73)                 (0.19)                  0.78                  (0.09)
                                            ------                 ------                 ------                 ------
      Total from investment operations      $(0.12)                $ 0.41                 $ 1.41                 $ 0.08
                                            ------                 ------                 ------                 ------

Less distributions declared to
 shareholders -
  From net investment income                $(0.17)                $  --                  $(0.42)                $(0.17)
  From net realized gain on investments
    and foreign currency transactions        (0.08)                   --                     --                     --
  In excess of net investment income           --  (+)                --                   (0.54)                 (0.09)
  From tax return of capital                   --                     --                   (0.10)                   --
                                            ------                 ------                 ------                 ------
      Total distributions declared
        to shareholders                     $(0.25)                $  --                  $(1.06)                $(0.26)
                                            ------                 ------                 ------                 ------
Net asset value - end of period             $10.21                 $10.58                 $10.17                 $ 9.82
                                            ======                 ======                 ======                 ======
Total return                               (1.13)%                  4.03%                 14.38%                  0.79%**
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses                                   1.00%                  1.00%                  1.00%                  1.00%*
  Net investment income                      5.96%                  5.84%                  6.05%                  4.68%*
Portfolio turnover                            335%                   361%                   211%                    62%
Net assets at end of period
  (000 omitted)                            $38,058                $26,023                 $7,424                 $2,881

   * Annualized.
  ** Not annualized.
 *** For the period from the commencement of the Series' investment operations, June 14, 1994, through December 31, 1994.
   # Per share data are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995. The Series' expenses are calculated without reduction for fees paid indirectly.
 (+) Per share amount was less than $0.01 per share.
 (S) The investment adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

     Net investment income                  $ 0.59                 $ 0.50                 $ 0.53                 $ 0.16
     Ratios (to average net assets):
      Expenses##                             1.15%                  2.03%                  1.99%                  1.10%*
      Net investment income                  5.81%                  4.81%                  5.09%                  4.58%*

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS World Governments Series (the Series) is a non-diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Market Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were 26 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Series may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Series is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Series. The Series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. This fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, $1,807,109 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1997, accumulated undistributed net investment income and realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions and capital loss carry forwards.

At December 31, 1997, the Series, for federal income tax purposes, had a capital loss carryforward of $195,092 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. Under a temporary expense reimbursement agreement, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $303,107.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

      First $1 billion                                    0.0150%
      Next $1 billion                                     0.0125%
      Next $1 billion                                     0.0100%
      In excess of $3 billion                             0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     Purchases         Sales
----------------------------------------------------------------------------
U.S. government securities                         $31,703,454   $27,665,706
                                                   -----------   -----------
Investments (non-U.S. government securities)       $82,178,835   $73,356,534
                                                   -----------   -----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $37,440,363
                                                                   -----------
Gross unrealized appreciation                                      $   346,431
Gross unrealized depreciation                                         (472,672)
                                                                   -----------
    Net unrealized depreciation                                    $  (126,241)
                                                                   -----------
(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                 Year Ended December 31, 1997    Year Ended December 31, 1996
                 ----------------------------    ----------------------------
                         Shares        Amount       Shares        Amount
-----------------------------------------------------------------------------
Shares sold           3,486,026   $35,259,856    3,252,833   $33,174,815
Shares issued to
  shareholders in
  reinvestment of
  distributions          71,073       712,152       --            --
Shares reacquired    (2,289,007)  (23,317,334)  (1,522,662)  (15,536,671)
                     ----------   -----------    ---------   -----------
    Net increase
     (decrease)       1,268,092   $12,654,674    1,730,171   $17,638,144
                     ==========   ===========    =========   ===========

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1997, was $60.

(7) Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, interest rate swap contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                         1997 Calls                               1997 Puts
                              -------------------------------------  --------------------------------------
                                   Principal Amounts                      Principal Amounts
                                        of Contracts                           of Contracts
                                       (000 Omitted)       Premiums           (000 Omitted)        Premiums
-------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  German Marks//British Pounds                2,994      $  11,471                   6,270        $ 97,304
  Swiss Francs/German Marks                   2,081          6,314                   4,572          56,461
Options written -
  Australian Dollars                            681          4,599                    --              --
  Deutsche Marks                               --             --                     4,832           8,101
  Italian Lire                            2,351,424          9,610               2,495,950           9,826
  Japanese Yen                            1,673,759        231,841                    --              --
Options terminated in closing
   transactions -
  Australian Dollars                           (681)        (4,599)                   --              --
  Deutsche Marks                               --             --                    (4,832)         (8,101)
  Deutsche Marks/British
   Pounds                                       --             --                    (6,270)        (97,304)
  Italian Lire                           (2,351,424)        (9,610)             (2,495,950)         (9,826)
  Japanese Yen                           (1,227,737)      (161,452)                   --              --
  Swiss Francs/German Marks                    --             --                    (4,572)        (56,461)
Options expired -
  Deutsche Marks/British
   Pounds                                    (2,994)       (11,471)                   --              --
  Swiss Francs/German Marks                  (2,081)        (6,314)                   --              --
                                           --------      ---------              ----------        --------
OUTSTANDING, END OF PERIOD                  446,022      $  70,389                    --          $   --
                                        ===========      =========              ==========        ========
OPTIONS OUTSTANDING, END OF PERIOD
  Japanese Yen                              446,022      $  70,389                    --          $   --
                                        ===========      =========              ==========        ========

At December 31, 1997, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                  Contracts                                        Net Unrealized
                                                                to Deliver/                         Contracts        Appreciation
                                     Settlement Date                Receive  In Exchange for         at Value      (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                        1/07/98  CAD         3,731,895       2,594,870      $  2,607,710           $ (12,840)
                                             1/07/98  CHF         2,196,182       1,528,310         1,507,112              21,198
                                             1/07/98  ESP       407,199,011       2,789,384         2,677,334             112,050
                                             1/07/98  GBP           947,650       1,581,715         1,558,503              23,212
                                             1/07/98  JPY       159,121,168       1,314,942         1,224,278              90,664
                                             1/07/98  NLG             6,123           3,033             3,023                  10
                                                                                 ----------      ------------           ---------
                                                                                  9,812,254      $  9,577,960           $ 234,294
                                                                                 ==========      ============           =========

Purchases                                    1/07/98  CAD         7,463,789       5,328,172      $  5,224,343           $(103,829)
                                             1/07/98  CHF         2,196,182       1,555,934         1,507,112             (48,822)
                                             5/15/98  DEM         6,738,211       3,790,410         3,778,250             (12,160)
                                             1/07/98  ESP       485,590,158       3,279,143         3,194,872             (84,271)
                                             1/07/98  GBP         1,893,300       3,124,183         3,104,060             (20,123)
                                             1/07/98  GRD       136,958,356         488,265           482,778              (5,487)
                                             1/07/98  JPY       322,657,584       2,704,930         2,482,527            (222,403)
                                             5/15/98  NLG             6,123           3,056             3,047                  (9)
                                                                                 ----------      ------------           ---------
                                                                                 20,274,093      $ 19,776,989           $(497,104)
                                                                                 ==========      ============           =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $18,379 with Deutsche Bank, $216,738 with Goldman Sachs, $11,183 with Morgan Stanley and $294,649 with Swiss Bank Corp. and a net receivable of $300,174 with Banker's Trust Company, $417,554 with C.S. First Boston, and $84,415 with Merrill Lynch at December 31, 1997.

At December 31, 1997, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS World Governments Series:

We have audited the accompanying statement of assets and liabilities of MFS World Governments Series (the "Series") (one of the series comprising the MFS Variable Insurance Trust (the "Trust")) as of December 31, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the four year period ended December 31, 1997. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Series at December 31, 1997, the results of operations, the change in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                VWG-2 2/98 27.3M